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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated May 31, 2000 incorporated by reference in Eagle Bancshares, Inc.'s Form 10-K for the year ended March 31, 2000 and to all references to our Firm included in this registration statement.


/s/ Arthur Andersen LLP
-----------------------
Arthur Andersen LLP


Atlanta, Georgia
December 13, 2000